UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Cerus Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-21937	68-0262011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Concord Ave., Suite 600 Concord, California		94520
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 288-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CERS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, William “Obi” Greenman, former President and Chief Executive Officer and Chairman of the Board of Directors (the “Board”) of Cerus Corporation (the “Company”), ceased serving as President and Chief Executive Officer and began serving as Executive Chairman of the Board effective July 1, 2026 (the “Effective Date”). On July 6, 2026, Mr. Greenman entered into an amendment (the “Amendment”), effective as of the Effective Date, to his existing Employment Letter Agreement, dated May 12, 2011, with the Company (as amended December 5, 2012 and April 17, 2018, the “Letter Agreement”) setting forth the initial terms of his service as Executive Chairman.

Pursuant to the Amendment, Mr. Greenman will serve as Executive Chairman (in which position it is anticipated that he will be able to perform his duties with a time commitment averaging about 60% of a full-time schedule) beginning on the Effective Date and ending on May 31, 2027, unless Mr. Greenman or the Company terminates his service earlier or Mr. Greenman and the Company extend his service by written agreement. For his service as Executive Chairman, Mr. Greenman will receive an annual base salary of $500,000 and, for 2026, will be eligible to earn an annual cash bonus, with a target annual cash bonus opportunity of 80% of his total base salary earned in 2026. Pursuant to the Amendment, Mr. Greenman will not be entitled to earn an annual cash bonus for any portion of 2027.

If Mr. Greenman’s Executive Chairman service constitutes a qualifying event under the Consolidated Omnibus Reconciliation Act (“COBRA”) or otherwise makes him no longer eligible to participate in the Company’s applicable group health coverage plans, the Amendment provides that, subject to Mr. Greenman’s continued compliance with the Letter Agreement, as amended by the Amendment, and his timely election to continue coverage under COBRA, the Company will pay for or reimburse his COBRA premiums.

Except as described herein, the terms of the Letter Agreement remain unchanged. A copy of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment, dated July 6, 2026, to Letter Agreement, dated May 12, 2011, between Cerus Corporation and William Greenman.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2026

CERUS CORPORATION

By: /s/ Chrystal N. Jensen

Chrystal N. Jensen

Chief Legal Officer, General Counsel and Secretary